UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 10, 2009
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events
          Equity LifeStyle Properties, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to reflect certain accounting adjustments with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission on March 2, 2009. This Current Report on Form 8-K shows the effects of the retrospective adoption on the 2008 Form 10-K of the following:
•	In accordance with Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements” (“SFAS No.160”), effective January 1, 2009, the Company, for all periods presented, has reclassified the non-controlling interest for Common OP Units from the mezzanine section under Total Liabilities to the Equity section of the consolidated balance sheets. Based on the Company’s analysis, Perpetual Preferred OP Units will remain in the mezzanine section. The presentation of income allocated to Common OP Units and Perpetual Preferred OP Units on the consolidated statements of operations has been moved to the bottom of the statement prior to Net income available to Common Shares. This reclassification has no effect on the Company’s net income attributable to common stockholders or funds from operations (“FFO”).
          Management does not believe the adjustments in accordance with SFAS No.160 have a material effect on the Company’s consolidated financial statements. The Company is filing this Form 8-K to conform certain parts of Items 6 and 15 of the 2008 Form 10-K to the presentation of our consolidated financial statements in our 2009 Form 10-Q filings for ease of comparability. Except as described above, we have not modified or updated any disclosures in our 2008 Form 10-K. This Current Report on Form 8-K should be read in conjunction with our 2008 Form 10-K.
          This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our Properties (including those recently acquired);

•	our ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that we may acquire;

•	our assumptions about rental and home sales markets;

•	in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	in the all-age Properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	the completion of future acquisitions, if any, and timing with respect thereto and the effective integration and successful realization of cost savings;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional common stock;

•	the effect of accounting for the sale of agreements to customers representing a right-to-use the Properties previously leased by Privileged Access under Staff Accounting Bulletin No. 104, Revenue Recognition in Consolidated Financial Statements, Corrected; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
          The information contained in the attached exhibit is audited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.
          Exhibit 23.1      Consent of Ernst & Young LLP
          Exhibit 99.1      Item 6. Selected Financial Data
          Exhibit 99.2      Item 15. Exhibits and Financial Statement Schedules

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By:	/s/ Thomas P. Heneghan
Thomas P. Heneghan
Chief Executive Officer

By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer

Date: August 10, 2009